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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): August 1, 2002




                              INLAND RESOURCES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Washington                  0-16487                 91-1307042
------------------------      ---------------------      -------------------
(State of incorporation)      (Commission File No.)        (IRS Employer
                                                         Identification No.)



               410 17TH STREET, SUITE 700, DENVER, COLORADO 80202
           ----------------------------------------------------------
           (Address of principal execute offices, including zip code)



                                 (303) 893-0102
              ----------------------------------------------------
              (Registrant's telephone number, including area code)






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ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANT

On August 1, 2002, Arthur Andersen LLP ("Andersen") was dismissed as independent accountants for Inland Resources Inc. (the "Company"), effective immediately, and KPMG LLP ("KPMG") was appointed as the Company's new independent accountants for the fiscal year ending December 31, 2002. The decision to dismiss Andersen was approved by the Board of Directors on August 1, 2002.

Andersen's reports on the Company's financial statements for the two fiscal years ended December 31, 2000 and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope. In addition, such reports were not qualified or modified as to accounting principles except that the audit report of Andersen for the fiscal year ended December 31, 2001 contained an explanatory paragraph with respect to the change in the method of accounting for derivative instruments effective January 1, 2001 as required by the Financial Accounting Standards Board. During the Company's two most recent fiscal years and the period from January 1, 2002 through the date of Andersen's termination, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. In addition, during the above-stated period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the foregoing statements to Andersen. Although the Company requested a letter from Andersen stating its agreement with such statements and although the Company has used reasonable efforts to obtain such letter, the Company has not been able to obtain the letter.

During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim periods through the date of this Report, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INLAND RESOURCES INC.


August 1, 2002                              /s/ Bill I. Pennington
                                            ------------------------------------
                                            Bill I. Pennington, President/CFO






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